Exhibit 99.10

PRPM2025-NQM1

Due Diligence Review

Narrative Summary

February 4, 2025

Prepared by

Mission Global, LLC

For

PRPM2025-NQM1 LLC

This report summarizes the results of a due diligence review performed on a pool of eight (8) loans provided by A&D Mortgage LLC (“A&D”). The loan review was originally conducted on behalf of A&D. The loans were subsequently sold to PRP Advisors LLC and PRPM2025-NQM1, LLC or one of its affiliates (collectively “Client”). A&D provided Mission Global, LLC ("Mission") with a data tape, from which 100% of the loan sample was selected. The loan data was entered into and analyzed using the Mission Global Grade® Underwriting and Diligence grading solution. Mission performed a detailed credit re-underwrite and regulatory compliance review of 100% loans.

Mission Global is a technology-forward service provider built on a culture of deep client service. Mission is a rating agency approved Third Party Review firm delivering underwriting and compliance audits for residential and business purpose loans. Since 1994, Mission Global and its predecessor company, Global Financial Review have provided comprehensive loan due diligence, re-underwriting, and asset management services to clients in the financial services industry.  In 2015, Global Financial Review merged with the leading Secondary market consulting firm Mission Capital Advisors, LLC to form Mission Global, LLC. In 2020, Mission Capital Advisors, LLC and Mission Global, LLC were acquired by the leading real estate sales, financing and advisory service firm and now a wholly-owned subsidiary of Marcus & Millichap (NYSE:MMI).

Mission performed a full credit re-underwrite, regulatory compliance, valuation and data integrity review to meet the criteria as published by the Nationally Recognized Statistical Rating Organizations. This deal is to be rated in accordance with the published guidelines of Fitch Rating, Inc. (Fitch) and Morningstar, Inc. (MDBRS). Mission performed the review beginning on May 1, 2024 and completed the review on September 30, 2024.

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The pool consists of Non-Qualified Mortgage investment or business purpose loans secured in a first lien position. The loan pool is all secured by residential single family or one-to-four family condo, townhome, condotel, manufactured housing, PUD, as collateral.

1.	File RE-Underwrite Credit Review

A full re-underwriting credit review was conducted to verify that the requisite underwriting guidelines as specified by Client were met. Confirmation of the loan terms was conducted through recalculation and review of documentation contained in the loan files and documents provided to Mission.

The Credit Qualification review will consist of the following:

1.2	Guidelines and Overlays

Mission reviewed each mortgage loan to ensure it met the requisite guideline requirements as specified by the Client guidelines. In lieu of specific requirements, Mission also considered Regulation Z requirements including Appendix Q or Consider and Verify rules where applicable.

In addition to the guidelines there were one unique overlays for each type of loan program reviewed:

➢	DSCR Rate - Investment Only

These guideline overlays provided additional specific qualification requirements and program specific metric such as min and max loan amounts, cash out refinance limits, ranges of values for acceptance, geographic eligibility, escrow requirements, note, rate and term specific details, qualifying property types, residency requirements, limits on seller and third-party contributions, valuation and title requirements The guidelines and overlays also specified borrower requirements such as credit tradeline and credit event requirements, income and asset qualifications, and citizenship requirements.

1.2	Employment and Income

Borrower income was not verified as these are all qualified using the DSCR rental income method.

1.3	Income

Borrower income is not a factor in these loans as they are all qualified on the rental income DSCR method.

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1.4	Assets

Mission confirmed the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity. Mission verified the file documentation for minimum required level of asset verification in accordance with Client provided underwriting guidelines.

1.5	Debt-to-Income Ratio

DTI is not a factor used in these loans.

1.6	Debt Service Coverage Ratio

On all investment related loans that were qualified under the DSCR Rate program, Mission recalculated and verified the Debt Service Coverage Ratio used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and requirements. Rental income used in the calculation for each loan was either verified from an in-place lease and verification of payment or based upon projected market rents taken from the 1007 in the subject property appraisal.

1.7	Property Valuation

Mission analyzed all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Mission verified the valuation waterfall in each case to determine if based upon UCDP CU credit scores whether a Desk review or a second appraisal was required and to verify all valuation documentation met the requirements of Client provided underwriting guidelines. Where loans are seasoned beyond 24 months since origination an updated valuation is used to determine value is supported.

In all cases where the collateral is residential based, the primary values were supported by secondary valuation tools including either an AVM, BPO, 2nd Appraisal, Appraisal Desk Review or a secondary Drive-By appraisal.

1.8	Loan-to-Value Ratio

Mission recalculated and verified the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and met Client provided underwriting guideline and regulatory requirements.

1.9	Credit History

Mission reviewed the initial credit reports used at origination and captured updated gap report values to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements.

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1.10	Credit Scores

Mission captured FICO scores from credit reports used at origination and any updated gap report values to validate that borrower(s) met minimum credit score requirements of the Client provided underwriting guidelines.

1.11	Compensating Factors

Mission reviewed all provided guideline exceptions and verified exceptions to the Client provided underwriting guidelines were documented and that compensating factors were reasonable.

2.	Document Review

Mission’s review each loan file confirmed the presence of material documentation as applicable to the specifics of the loan transaction.

2.1	Title Commitment and Policy

Mission verified the presence of at a minimum the initial title commitment or final title policy. Mission confirmed the vested parties and the description of the property, liens and tax assessments. Given the recent origination of many of the loans contained only an initial title commitment. Comments on loans where the final title policy was still pending were noted in the resolution of each loan in the grading findings.

2.2	Mortgage Note & Security Instrument

Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement were present and duly executed. Mission confirmed that Mortgage note was either fixed or adjustable according to requirements of the Client provided underwriting guidelines and captured relevant Note data specific to each loan.

2.3	Mortgage & Deed of Trust

Mission verified the presence of a copy Mortgage or Deed of Trust and confirmed that the documents were executed by all required parties and that all riders, addendums and exhibits as required exist in the loan file. Mission also verified that the Mortgage was recorded or sent for recording. Given the recent origination of many of the loans contained only an executed Mortgage not a recorded document. Comments on loans where recorded Mortgage was still pending were noted in the resolution of each loan in the grading findings.

2.4	Income Documentation

Income documentation is not reviewed in these loans..

2.5	Asset Documentation

Mission verified the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.

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2.6	Proof of Insurance

Mission verified the presence of insurance policies and certificates for mortgage, hazard and flood insurance on each loan depending upon the specifics of the loan. Mission confirmed that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

3.	Regulatory Compliance

These are investment or business purposes loans and therefore Compliance is not a factor in these loans.

3.1	Regulatory Compliance Disclaimer

Please be advised that Mission did not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Mission are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Mission is relying in reaching such findings.

Please be further advised that Mission does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Mission do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Mission. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Mission to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Mission are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

3.2	Misrepresentation and Third-Party Report Review

Mission verified that fraud reports were present on all loans and independent third-party property valuations reports are in the file.

3.2.1	Misrepresentation Review

Mission validated the presence of a Fraud Guard report on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation.

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3.2.2	Alerts

Mission validated credit report alerts for accuracy and potential issues.

3.2.3	Social Security Numbers

Mission verified SSN(s) across all file documents.

3.2.4	Document Integrity

Mission validated to the extent possible for apparent alterations to loan documents.

3.2.5	Data Consistency

Mission validated the documents contained in the loan file for consistency of data.

3.2.6	Third Party Fraud Tools

To the extent a third-party Fraud Guard was present in the loan file, Mission reviewed high level or critical warnings were reviewed and addressed.

4.	Data Integrity Review

Mission was provided with a Client bid tape to conduct a Data Integrity Review. The Client provided a data tape with the following data fields and Mission compared the field to the applicable source document and reported all variances.

The following fields were provided and compared:

▪	Borrower First Name
▪	Borrower Last Name
▪	Co-Borrower First Name
▪	Co-Borrower Last Name
▪	# of Units Financed
▪	Contract Sales Price
▪	Qualifying Debt-to-Income Ratio
▪	Debt Service Coverage Ratio (Business Purpose Investment loans)
▪	Borrower Qualifying FICO
▪	Borrower Total Income
▪	Occupancy
▪	First Payment Date
▪	Primary Appraised Value for LTV
▪	Note Date

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▪	Original Note Interest Rate
▪	Original Loan Amount
▪	Qualifying CLTV
▪	Original P&I
▪	Loan Purpose
▪	Loan Program
▪	Property Type
▪	Refinance Purpose
▪	Subject Property Street
▪	Subject Property City
▪	Subject Property State
▪	Subject Property Zip

5.	Loan and Exception Level Grading Methodology

Pursuant to the applicable NRSRO criteria, Mission graded each loan exception with an event level 1 for exceptions findings that are informational in nature, event level 2 for exceptions findings that are considered non-material, event level 3 for exceptions findings that are considered material. In accordance applicable NRSRO criteria exceptions and overall initial loan grades and final loan Grades were assigned with an A, B, C or D. The methodology for the application of RMBS grading is defined by each NRSRO in their current industry publications as updated from time to time.

Pursuant to the applicable NRSRO criteria, Mission graded certain compliance exceptions as nonmaterial based on seasoning of the mortgage loan. Where applicable, mortgage loans that are seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The period is not limited for claims, other than recission, which are raised as a defense to foreclosure. Information contained in any Mission reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

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NRSRO GRADING METHODOLOGY

Ratings Grade *	# of Loans	% of Loans (by count) in MISSION Population
A	5	62.5%
B	3	37.5%
C	0	0%
D	0	0%

NRSRO GRADE SUMMARY
NRSRO GRADE	# of Loans	% of Loans (by count) in MISSION Population
CREDIT
A	6	75%
B	2	25%
C	0	0%
D	0	0%

COMPLIANCE
A	8	100%
B	0	0%
C	0	0%
D	0	0%

PROPERTY/VALUE
A	7	87.5%
B	1	12.5%
C	0	0%
D	0	0%

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DATA INTEGRITY REVIEW

Data Compare Summary
PRPM 2025-NQM1_FINAL
Run Date - 1/22/2025 14:00:00 PM
Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
AllBorrowerTotalIncome	0	8	0.0%
ApplicationDate	2	8	25.0%	All application dates were verified by Mission from credit reports or other application documentation.
B1Citizen	0	8	0.0%
B1FirstName	2	8	25.0%	All variations were simple spelling variations.
B1LastName	0	8	0.0%
B2FirstName	0	2	0.0%
B2LastName	0	2	0.0%
ClosingSettlementDate	5	8	62.5%	All closing dates were verified in Closing CDs provided.
DSCR	1	8	12.5%	Mission verified DSCR calculation differences were within guideline requirements.
FirstPaymentDate	0	8	0.0%
InitialMonthlyPIOrIOPayment	0	8	0.0%
InterestRate	0	8	0.0%
LenderName	0	8	0.0%
LoanAmount	0	8	0.0%
LoanProgram	0	8	0.0%
LoanPurpose	0	8	0.0%
MINNo	0	8	0.0%
MortgageOriginationChannel	0	8	0.0%
NoteDate	0	8	0.0%
NumberofUnits	0	8	0.0%
Occupancy	0	8	0.0%
PrimaryAppraisedPropertyValue	1	8	12.5%	Mission verified value used in Appraisal report.
PropertyAddress	0	8	0.0%
PropertyCity	0	8	0.0%
PropertyCounty	0	8	0.0%
PropertyState	0	8	0.0%

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PropertyType	1	4	25.0%	Mission verified property type from apprasial.
PropertyZipCode	0	8	0.0%
QualifyingCLTV	0	8	0.0%
RefinanceType	0	4	0.0%
SalesPrice	0	7	0.0%
TotalDebtIncomeRatio	0	8	0.0%
UnderwritingGuidelineLenderName	0	8	0.0%
UnderwritingGuidelineName	0	8	0.0%
UnderwritingGuidelineVersionDate	4	8	50.0%	Differences were simple date format issues.
VerifiedDocType	0	8	0.0%

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POOL DETAILS

AMORTIZATION TYPE	Count	% of Pool	BORROWER CITIZENSHIP	Count	% of Pool
Fixed	8	100.00%	US Citizen	6	75.00%
Grand Total	8	100.00%	Permanent Resident Alien	1	12.50%
			Non-Permanent Resident Alien	1	12.50%
LOAN TYPE	Count	% of Pool	Grand Total	8	100.00%
Refinance - Cash Out	4	50.00%
Purchase	4	50.00%	OCCUPANCY	Count	% of Pool
Grand Total	8	100.00%	Investment	8	100.00%
			Grand Total	8	100.00%
ORIGINAL INTEREST RATE	Count	% of Pool
7.000 - 7.499%	3	37.50%	PROPERTY TYPE	Count	% of Pool
7.500 - 7.999%	1	12.50%	1 Family Attached	1	12.50%
>= 8.000%	4	50.00%	PUD	2	25.00%
Grand Total	8	100.00%	Single Family Detached	1	12.50%
			Condotel	1	12.50%
QUALIFYING FICO	Count	% of Pool	Double-wide Manufactured Housing	2	25.00%
601 - 700	2	25.00%	Single-wide Manufactured Housing	1	12.50%
701 - 800	6	75.00%	Grand Total	8	100.00%
Grand Total	8	100.00%
			VERIFIED DSCR	Count	% of Pool
VERIFIED DTI	Count	% of Pool	< 1.00	5	62.50%
< 10 or Null	8	100.00%	1.00 - 1.99	3	37.50%
Grand Total	8	100.00%	Grand Total	8	100.00%

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